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                                                                      EXHIBIT 10

                               THIRD EXTENSION TO
                        FIRST LOAN MODIFICATION AGREEMENT

         THIS THIRD EXTENSION TO FIRST LOAN MODIFICATION AGREEMENT ("THIRD EXTENSION AGREEMENT"), dated effective as of the 31st day of July, 2001 ("EFFECTIVE DATE"), is entered into by and among BANK ONE, ARIZONA, NA, a national banking association ("BANK ONE"), ZILA, INC., a Delaware Corporation ("ZILA"), and each of the following subsidiary entities, directly or indirectly, of Zila (collectively, the "SUBSIDIARIES"): (i) INTEGRATED DENTAL TECHNOLOGIES, INC., a California corporation, (ii) RYKER DENTAL OF KENTUCKY, INC., a Kentucky corporation, (iii) BIO-DENTAL TECHNOLOGIES CORPORATION, a California corporation, (iv) ZILA PHARMACEUTICALS, INC., a Nevada corporation, (v) ZILA TECHNOLOGIES, INC., an Arizona corporation, (vi) INTER-CAL CORPORATION, INC., an Arizona corporation, (vii) OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation ("OXYCAL"), (viii) OXYCAL EXPORT, INC., a Virgin Islands corporation, and (ix) ZILA SWAB TECHNOLOGIES, INC., an Arizona corporation. Zila and the Subsidiaries are collectively referred to herein as the "DEBTORS".

                                    RECITALS:

         A. Bank One and Zila have entered into the following credit facilities (collectively, the "LOANS", as amended from time to time): (i) a certain revolving line of credit in the maximum principal amount of $9,000,000 ("LINE OF CREDIT LOAN") pursuant to the Loan Agreement between Zila and Bank One dated December 1, 2000 ("LOC LOAN AGREEMENT") as evidenced by the Promissory Note dated December 1, 2000, in the maximum principal amount of $9,000,000 executed by Zila in favor of Bank One ("LINE OF CREDIT PROMISSORY NOTE"); (ii) a certain construction loan ("PROJECT LOAN"), as evidenced by a certain Project Note executed by Oxycal in favor of Bank One in the principal amount of $5,000,000 ("PROJECT NOTE"), in connection with those certain 1999A Bonds and Taxable 1999B Bonds in the principal amount of $5,000,000 (collectively, the "BONDS") issued pursuant to a certain Trust Indenture between The Industrial Development Authority of the County of Yavapai, as Issuer, and Bank One, as Trustee, dated March 1, 1999 ("BOND TRUST INDENTURE"), two Irrevocable Letters of Credit (No. STI 13306 and No. STI 13307), each dated April 14, 1999, issued by Bank One in favor of the owners of the Bonds in an aggregate amount of $5,061,645.00 ("LETTERS OF CREDIT"), and a certain Reimbursement Agreement between Bank One and Oxycal dated March 1, 1999 ("REIMBURSEMENT AGREEMENT"); and (iii) a certain building loan in the initial principal amount of $450,000 ("BUILDING LOAN"), as evidenced by a certain Promissory Note in the amount of $450,000 executed by Zila in favor of Valley National Bank of Arizona (Bank One was formerly known as Valley National Bank of Arizona), as subsequently amended by a certain Modification Agreement between Zila and Bank One dated April 15, 1996, and as further amended by a certain Promissory Note Second Modification Agreement between Zila and Bank One dated February 26, 1998 (as amended from time to time, the "BUILDING PROMISSORY NOTE").

         B. Bank One, Zila and the Subsidiaries have entered into a First Loan Modification Agreement dated May 7, 2001 ("FIRST LOAN MODIFICATION AGREEMENT"), which, in addition to other modifications with respect to the Loans, provided for the following: (i) Bank One agreed to
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forbear from the date of the First Loan Modification Agreement until May 31,
2001 ("INITIAL NONCOMPLIANCE PERIOD") in exercising any remedy with respect to certain covenant defaults and/or non-compliance events under the Line of Credit Loan ("NONCOMPLIANCE EVENTS"), as set forth in more detail on Exhibit A to the First Loan Modification Agreement; (ii) the maturity date of the Building Loan was extended from April 1, 2001 to May 31, 2001; (iii) each of the Subsidiaries executed documentation to provide Bank One with perfected security interests that were intended to be provided at the time the LOC Loan Documents were executed; (iv) the Line of Credit Loan, the Project Loan and the Building Loan were cross-collateralized and cross-defaulted; and (v) the parties to the First Loan Modification Agreement agreed to enter into a more comprehensive second modification agreement to address additional issues and to provide additional documentation for modifications set forth in the First Loan Modification Agreement.

         C. While the second modification agreement is being negotiated and finalized, Bank One, Zila and each of the Subsidiaries previously entered into:
(i) an Extension to First Loan Modification Agreement dated as of May 31, 2001 ("FIRST EXTENSION AGREEMENT"), which (a) extended until June 29, 2001 the Initial Noncompliance Period in which Bank One will forbear in exercising any remedy with respect to the Noncompliance Events, (b) extended until June 29, 2001 the maturity date of the Building Loan, and (c) amended the Loan Documents in certain other respects as set forth in the First Extension Agreement; and
(ii) a Second Extension to First Loan Modification Agreement dated as of June 29, 2001 ("SECOND EXTENSION AGREEMENT"), which (a) extended until July 31, 2001 the Initial Noncompliance Period in which Bank One will forbear in exercising any remedy with respect to the Noncompliance Events, (b) extended until July 31, 2001 the maturity date of the Building Loan, and (c) amended the Loan Documents in certain other respects as set forth in the Second Extension Agreement.

         D. Zila and each of the Subsidiaries now desire to enter into a third extension of the First Loan Modification Agreement (i) to further extend until August 31, 2001 the Initial Noncompliance Period in which Bank One will forbear in exercising any remedy with respect to the Noncompliance Events, (ii) to further extend until August 31, 2001 the maturity date of the Building Loan, and
(iii) to amend the Loan Documents in certain other respects, and Bank One is willing to agree to such forbearance, extension and amendments, subject to the terms and conditions set forth in this Third Extension Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. In addition to other defined terms as set forth in this Third Extension Agreement, the following terms shall have the meanings set forth below for purposes of this Third Extension Agreement:

         1.1 "BUILDING LOAN DOCUMENTS" means, collectively, the Building Promissory Note and all of the other documents and instruments executed in connection with the Building Loan, together with the First Loan Modification Agreement, the First Extension Agreement, the Second


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Extension Agreement, the Third Extension Agreement and the documents and instruments executed in connection therewith, as amended from time to time.

         1.2 "LOAN DOCUMENTS" means, collectively, the LOC Loan Documents, the Project Loan Documents and the Building Loan Documents.

         1.3 "LOANS" means, collectively, the Line of Credit Loan, the Project Loan and the Building Loan, as amended from time to time.

         1.4 "LOC LOAN DOCUMENTS" means, collectively, the LOC Loan Agreement, the Line of Credit Promissory Note and all of the other documents and instruments executed in connection with the Line of Credit Loan, together with the First Loan Modification Agreement, the First Extension Agreement, the Second Extension Agreement, the Third Extension Agreement and the documents and instruments executed in connection therewith, as amended from time to time.

         1.5 "NONCOMPLIANCE PERIOD" means the period commencing on May 7, 2001 and ending on August 31, 2001.

         1.6 "OBLIGATIONS" means, collectively, the obligations of Zila and the Subsidiaries under the Loan Documents.

         1.7 "PROJECT LOAN DOCUMENTS" means, collectively, the Bonds, the Bond Trust Indenture, the Letters of Credit, the Reimbursement Agreement, the Project Note and all of the other documents and instruments executed in connection with the Project Loan, together with the First Loan Modification Agreement, the First Extension Agreement, the Second Extension Agreement, the Third Extension Agreement and the documents and instruments executed in connection therewith, as amended from time to time.

For purposes of this Third Extension Agreement, all terms used with initial capital letters, but not otherwise defined in this Third Extension Agreement, shall have the same meanings given such terms in the First Extension Agreement, or if not defined therein, in the First Loan Modification Agreement, or if not defined therein, in the LOC Loan Agreement.

2. DEBTORS' ACKNOWLEDGMENT OF EXISTING INDEBTEDNESS.

         2.1 Each of the Debtors acknowledges and agrees that the total outstanding amounts of each of the Loans as of July 31, 2001 are as follows: (i) an outstanding principal balance of $6,100,000.00 with respect to the Line of Credit Loan ("LINE OF CREDIT LOAN BALANCE"), (ii) an outstanding obligation amount of $4,631,404.47 under the Letters of Credit issued in connection with the Project Loan ("PROJECT LOAN BALANCE"), (iii) an outstanding principal balance of $276,311.45 with respect to the Building Loan ("BUILDING LOAN BALANCE"), plus (iv) any accrued and unpaid interest or fees on each of the Loans and any other costs and expenses of Bank One to the extent due and owing under the Loan Documents.

         2.2 Each of the Debtors acknowledges that Zila (and Oxycal in the case of the Project Loan) is truly and justly indebted to Bank One in the amount of the Line of Credit Loan Balance, plus the Project Loan Balance, plus the Building Loan Balance, plus accrued and unpaid interest and fees on each of the Loans, plus all accrued and unpaid costs and expenses that are, under the


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Loan Documents, properly chargeable to Zila (or Oxycal) and that have been and in the future may be incurred by Bank One in connection with the Loans.

         2.3 Each of the Debtors acknowledges that, as of the date hereof, it has (i) no defense, counterclaim, offsets, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Bank One or to reduce or eliminate all or any part of its liability to repay the Loans, and (ii) no other claim against Bank One with respect to any aspect of the transactions in respect of which the Loans were made. If any such claims exist they are fully and irrevocably released as provided in Section 10 hereof.

         2.4 Each of the Debtors agrees that Bank One has fully performed all obligations that it may have had or now has to Zila and the Subsidiaries with respect to the Loans, and that except as expressly set forth herein, Bank One's obligation to make additional Advances under the Line of Credit Loan is conditioned upon the satisfaction of all conditions precedent for such Advances as set forth in the LOC Loan Agreement, as amended by the First Loan Modification Agreement and as further amended by the First Extension Agreement, the Second Extension Agreement and this Third Extension Agreement.

3. AMENDMENTS TO LOAN DOCUMENTS. Each of the parties hereto agrees that the First Loan Modification Agreement, as amended by the First Extension Agreement and the Second Extension Agreement, is further amended as set forth below and that the other Loan Documents are deemed amended in all respects to the extent necessary to accomplish the following changes:

         3.1 Further Extension of Noncompliance Period. The definition of "Noncompliance Period" in Section 1.5 of the First Loan Modification Agreement is hereby amended in its entirety to read as follows:

                  1.5 "NONCOMPLIANCE PERIOD" means the period commencing on May 7, 2001 and ending on August 31, 2001.

         3.2 Further Extension of Maturity Date of Building Loan. Section 4.1 of the First Loan Modification Agreement is hereby amended by substituting "August 31, 2001" for "July 31, 2001" ("May 31, 2001" in the First Loan Modification Agreement prior to the execution of the First Extension Agreement and June 29, 2001 prior to execution of the Second Extension Agreement) as the maturity date of Building Loan.

4. REAFFIRMATION OF EXISTING SECURITY INTERESTS. Each of the Debtors hereby confirms and agrees that Bank One's security interests in the assets of Zila and the Subsidiaries and all of the collateral previously pledged to Bank One pursuant to the Loan Documents shall continue to secure the payment and performance of all of the Obligations to Bank One.

5. ADDITIONAL AGREEMENTS. As material inducements to Bank One to enter into this Third Extension Agreement, the parties hereto agree as follows:

         5.1 Bi-Weekly Borrowing Base Information. Zila and each of the Subsidiaries agrees that, notwithstanding any other provision to the contrary herein or in the other Loan Documents, by Wednesday of the week following each two week period, Zila will deliver to Bank One a bi-weekly borrowing base certificate as of Friday of the prior week, such certificate to be in form


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and detail satisfactory to Bank One and executed by the chief financial officer of Zila or other officer or person acceptable to Bank One, together with such supporting documentation as Bank One may request. Such supporting documentation will include, without limitation, an aging and listing of all accounts receivable, which itemizes each account debtor by name, states the total amount payable to Zila and the Subsidiaries and contains a breakdown indicating future amounts due and when due, current amounts due, amounts 30-59 days past due, amounts 60-89 days past due, and amounts 90 or more days past due, and reflecting any credit adjustments, returns and allowances.

         5.2 Ratification of Loan Documents. All terms, conditions and provisions of the First Loan Modification Agreement, as amended by the First Extension Agreement, and the other Loan Documents, as previously amended, are hereby reaffirmed, ratified and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended by this Third Extension Agreement and any documents and instruments executed in connection herewith.

6. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENTS AND AGREEMENTS OF DEBTORS. As material inducements to Bank One to enter into this Third Extension Agreement, and acknowledging Bank One's reliance upon the truth and accuracy thereof, each of the Debtors represents, warrants, acknowledges and agrees that:

         6.1 The recitals set forth above are true and correct.

         6.2 All financial statements and other information delivered to Bank One by or on behalf of Zila or the Subsidiaries in connection with this Third Extension Agreement were true and correct in all material respects as of the respective dates thereof and as of the date of this Third Extension Agreement.

         6.3 The Loans are just and owing.

         6.4 The obligation of Zila to repay the Loans, together with all accrued and unpaid interest thereon, and all other amounts properly chargeable to the Debtors under the Loan Documents, is absolute and unconditional, each of the guaranties of the Subsidiaries with respect to the indebtedness owed to Bank One is absolute and unconditional, and there exists no claim, right of set off or recoupment, counterclaim or defense of any nature whatsoever to the payment and performance of the Obligations nor the Subsidiaries' guaranties with respect to the Obligations. The Loan Documents, including, without limitation, the Line of Credit Promissory Note, the Building Promissory Note, the Project Note, the Reimbursement Agreement and the guaranties of the Subsidiaries, represent valid, enforceable and collectible obligations of the Debtors, subject to general principles of equity and bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the rights of creditors generally.

         6.5 To such Debtor's knowledge, the execution, delivery and performance of this Third Extension Agreement (and the documents related hereto) by the Debtors do not and will not (i) violate any law, rule, regulation or court order to which any Debtor is subject, (ii) conflict with or result in a breach of the articles of incorporation or bylaws of any Debtor or any agreement or instrument to which any Debtor is a party or by which its properties are bound, or (iii) result in


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the creation or imposition of any lien, security interest or encumbrance on any property of any Debtor, whether now owned or hereafter acquired, other than liens in favor of Bank One.

         6.6 Such Debtor has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Third Extension Agreement and the related documents. This Third Extension Agreement and the related documents shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Third Extension Agreement or any part hereof to be drafted.

7. COSTS AND EXPENSES OF LOAN MODIFICATION.

         7.1 Zila agrees to pay to Bank One an additional modification fee in the amount of Five Thousand Dollars ($5,000.00) as consideration for entering into this Third Extension Agreement ("MODIFICATION FEE"), such Modification Fee to be paid by Zila to Bank One as follows: (i) $2,500.00 on August 1, 2001, and
(ii) $2,500.00 on August 15, 2001; provided, however, if the Line of Credit Loan and the Building Loan are both repaid in full on or prior to August 15, 2001, Bank One agrees to waive the payment of the $2,500.00 portion of the Modification Fee due from Zila on August 15, 2001.

         7.2 Zila agrees to pay to Bank One all costs and expenses incurred by Bank One in connection with this Third Extension Agreement, including, without limitation, reasonable attorneys' fees, recording fees, filing fees and all other costs and expenses incurred.

         7.3 Zila agrees to pay to Bank One contemporaneously with the closing of this Third Extension Agreement the legal fees and expenses of Bank One's outside legal counsel in the amount of $19,320.50 incurred by Bank One in connection with the documentation of the Second Loan Modification Agreement and the documentation, execution and closing of the Extension to First Loan Modification Agreement together with the Patent Security Agreements, the Stock Pledge Agreements and the other documents and instruments related thereto.

8. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Third Extension Agreement is subject to full and complete satisfaction of all of the following conditions precedent:

         8.1 Bank One shall have received this Third Extension Agreement duly executed by each of the Debtors.

         8.2 Bank One shall have received payment of the first $2,500.00 of the Modification Fee described in Section 7.1 above.

         8.3 Bank One shall have received payment of the legal fees and expenses described in Section 7.3 above.

9. NO WAIVER OF DEFAULTS. This Third Extension Agreement in no way acts as a waiver of any default of any Debtor (other than the Noncompliance Events during the Noncompliance Period) or as a release or relinquishment of any of the existing liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Such liens,


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security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by each of the Debtors in all respects.

10. RELEASE OF ALL CLAIMS AND WAIVER. Each of the Debtors hereby releases, remises, acquits and forever discharges Bank One and Bank One's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "RELEASED PARTIES"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date and execution hereof, arising out of or in any way connected with the Loans, this Third Extension Agreement or the other Loan Documents (all of the foregoing hereinafter called the "RELEASED MATTERS"). Each of the Debtors acknowledges that the agreements herein are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Debtors represents and warrants to Bank One that it has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Released Matters.

11. COMPLETE AGREEMENT; NO FUTURE FORBEARANCE OR MODIFICATION GRANTED.

         11.1 Complete Agreement. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein and in the First Loan Modification Agreement, as amended by the First Extension Agreement and by the Second Extension Agreement, shall constitute the only evidence of Bank One's agreement to forbear or to modify the Loan Documents in connection with such forbearance. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Bank One's execution of this Third Extension Agreement. The Loan Documents, including, without limitation, the First Loan Modification Agreement, the First Extension Agreement, the Second Extension Agreement and this Third Extension Agreement, together with any documents executed in connection herewith, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersede all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Third Extension Agreement, each of the Debtors acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Bank One or any employee or agent of Bank One, except for the agreements of Bank One set forth herein.

         11.2 No Future Forbearance or Modification Granted. Further, Bank One's execution of this Third Extension Agreement shall not constitute a waiver (either express or implied) of the requirement that any future forbearance under or modification of any Loan Document shall require the express written approval of Bank One. No such approval (either express or implied) has been given as of the date hereof.


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12. EFFECT AS A MODIFICATION AGREEMENT. Other than as specifically set forth herein, the remaining terms of the Loan Documents shall remain in full force and effect, including, without limitation, the First Loan Modification Agreement, as amended by the First Extension Agreement and the Second Extension Agreement, and all guaranties executed by the Subsidiaries in favor of Bank One. Notwithstanding anything to the contrary contained in the Loan Documents, in the event of a conflict between the terms of this Third Extension Agreement (on the one hand) and any Loan Document (on the other hand), the terms of this Third Extension Agreement shall control. Nothing contained in this Third Extension Agreement is intended to or shall be construed as relieving any person or entity, whether a party to this Third Extension Agreement or not, of any of such person's or entity's obligations to Bank One.

13. CONSENT AND RATIFICATION BY GUARANTORS. Each of the Subsidiaries acknowledges that, on or about December 1, 2000 (or subsequent thereto), it executed and delivered to Bank One a Commercial Guaranty for the benefit of Bank One pursuant to which it absolutely and unconditionally guaranteed payment of all indebtedness of Zila to Bank One, whether then existing or later incurred or created, and Oxycal acknowledges that on or about March 1, 1999, it executed and delivered to Bank One an Unconditional Guarantee of Payment with respect to its obligations under the Reimbursement Agreement. Each of the Subsidiaries acknowledges, agrees and warrants that: (i) Bank One's rights under such guaranties shall not be adversely affected by the execution of this Third Extension Agreement or any other documents executed in connection herewith; (ii) such guaranties shall remain in full force and effect, and all references in such guaranties to the Loan Documents (regardless of the precise form of such references) are deemed amended to refer to the Loan Documents as amended; and
(iii) such Subsidiary's guaranty, as amended, is hereby ratified and reaffirmed by such Subsidiary.

14. FACSIMILE AND COUNTERPART EXECUTION. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto, and this Third Extension Agreement may be executed in counterparts, all of which shall constitute one agreement.

15. BENEFIT OF AGREEMENT. This Third Extension Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No other person or entity is entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Third Extension Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Third Extension Agreement effective as of the day, month and year first above written.


                             "ZILA":             ZILA, INC.,
                                                 a Delaware corporation

                                                 By: /s/ Bradley C. Anderson
                                                 Name: Bradley C. Anderson
                                                 Title: CFO and Treasurer


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                      "SUBSIDIARIES":     Integrated Dental Technologies, Inc.,
                                          a California corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer


                                          Ryder Dental of Kentucky, Inc.,
                                          a Kentucky corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer


                                          Bio-Dental Technologies Corporation,
                                          a California corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer



                                          Zila Pharmaceuticals, Inc.,
                                          a Nevada corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer


                                          Zila Technologies, Inc.,
                                          an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer


                                          Inter-Cal Corporation, Inc.,
                                          an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer


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                      "SUBSIDIARIES":     Oxycal Laboratories, Incorporated,
                          (Cont'd)        an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer


                                          Oxycal Export, Inc.,
                                          a Virgin Islands corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer


                                          Zila Swab Technologies, Inc.,
                                          an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title:  Treasurer



                      "BANK ONE"          Bank One, Arizona, NA,
                                          a national banking association

                                          By:/s/ Vincent Orgeron
                                          Name: Vincent Orgeron
                                          Title:  Vice President


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